UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 16, 2013 (May 15, 2013)

NORFOLK SOUTHERN CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Commercial Place Norfolk, Virginia 23510-9241 (Address of principal executive offices)	(757) 629-2680 (Registrant’s telephone number, including area code)

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On May 16, 2013, the Registrant issued a press release announcing that it has extended its offer to the holders of the $600,000,000 aggregate principal amount of its 2.903% Notes due 2023, to exchange such notes for like principal amounts of notes having identical terms other than that such new notes have been registered under the Securities Act of 1933, as amended.  The exchange offer, which had been scheduled to expire on May 15, 2013 at 5:00 p.m., New York City time, will now expire at 5:00 p.m., New York City time, on Wednesday, May 22, 2013, unless further extended by the Registrant.  The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release dated May 16, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORFOLK SOUTHERN CORPORATION
(Registrant)

By:	/s/ Howard D. McFadden
Name: Howard D. McFadden
Title: Corporate Secretary

Date: May 16, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 16, 2013.